Exhibit 23.2               Consent of Rowles & Company, LLP


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                                                        EXHIBIT 23.2

State Capital Bancorp, Inc.
Annapolis, Maryland


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated January 9, 1997, on the financial statements of State Capital Bancorp, Inc. appearing in the registration statement.


                                                       /s/ Rowles & Company, LLP


Baltimore, Maryland
January 10, 1997